                                 EXHIBIT 6(a)

                       Amended Articles of Incorporation
                        of USAA Life Insurance Company

                                                                    EXHIBIT 6(a)
No. 98-0706
    -------

                                OFFICIAL ORDER
                                    of the
                           COMMISSIONER OF INSURANCE
                                    of the
                                STATE OF TEXAS
                                 AUSTIN, TEXAS

                              Date: JUN 17, 1998

Subject Considered:

                          USAA LIFE INSURANCE COMPANY
                              San Antonio, Texas
                               TDI No. 01-87930

               APPLICATION FOR AMENDED CERTIFICATE OF AUTHORITY

                             DOCKET NO. R-98-0534


General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, pursuant to the provisions of TEX. INS. CODE ANN. art. 3.75 and 28 TEX. ADMIN. CODE
(S)3.703 through (S)3.706, the application of USAA LIFE INSURANCE COMPANY, San Antonio, Texas, for an amended Certificate of Authority to issue, deliver or use variable life insurance contracts in the State of Texas.

The Commissioner of Insurance has jurisdiction over the application pursuant to TEX. INS. CODE ANN. art. 3.75 (S)3 and 28 TEX. ADMIN. CODE (S)3.703. USAA LIFE INSURANCE COMPANY, San Antonio, Texas, is a life insurance company admitted to do Life, Accident, Health and Variable Annuity business in this State. USAA LIFE INSURANCE COMPANY, San Antonio, Texas, has applied to waive a public hearing, pursuant to TEX. INS. CODE ANN. art. 3.75 (S)3(e).

Documentation submitted pursuant to TEX. INS. CODE ANN. art. 3.75 (S)3 and 28 TEX. ADMIN. CODE (S)3.703 has been evidenced to the Commissioner of Insurance and the application is properly supported by the required documents.

IT IS THEREFORE THE ORDER of the Commissioner of Insurance that the application of USAA LIFE INSURANCE COMPANY, San Antonio, Texas to waive the public hearing specified in TEX. INS. CODE ANN. art. 3.75 (S)3(e), be, and the same is hereby granted.

98-0706
Commissioner's Order
USAA LIFE INSURANCE COMPANY
PAGE 2 OF 2


IT IS THE FURTHER ORDER of the Commissioner of Insurance that the application of USAA LIFE INSURANCE COMPANY, San Antonio, Texas, for authority to issue, deliver or use variable life insurance contracts in the State of Texas, be, and the same is hereby, approved, and that an, amended Certificate of Authority be issued to such company evidencing the authority herein granted. IT IS FURTHER ORDERED that Certificate of Authority No. 10379, dated April 14, 1994, is hereby canceled, as of the effective date of this Order.


                                             ELTON BOMER
                                             COMMISSIONER OF INSURANCE


                                        BY:  /s/ Kathy A. Wilcox
                                             -------------------
                                             Kathy A. Wilcox, Director
                                             Insurer Services Order
                                             Order 94-0580



Recommended by:



/s/ Lori Cottingham
-------------------
Lori Cottingham, Insurance Specialist
Insurer Services

No. 98-0212
    -------

                                OFFICIAL ORDER
                                    of the
                           COMMISSIONER OF INSURANCE
                                    of the
                                STATE OF TEXAS
                                 AUSTIN, TEXAS

                              Date:  FEB 23, 1998

Subject Considered:
                          USAA LIFE INSURANCE COMPANY
                              San Antonio, Texas
                               TDI No. 01-87930

                  AMENDMENT TO THE ARTICLES OF INCORPORATION

                                 CONSENT ORDER
                             DOCKET NO. R-98-0118

General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, pursuant to TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04, the application of USAA LIFE INSURANCE COMPANY, San Antonio, Texas, hereinafter referred to as "APPLICANT", for approval of an amendment to its Articles of Incorporation increasing the authorized preferred stock.

Staff for the Texas Department of Insurance and the duly authorized representative of APPLICANT, have consented to the entry of this order as evidenced by their signatures hereto and request the Commissioner of Insurance informally dispose of this matter pursuant to the provisions of TEX. INS. CODE ANN. art. 1.33(e), TEX. GOV'T CODE ANN. (S)2001.056, and 28 TEX. ADMIN. CODE
(S)1.47.

                                    WAIVER
                                    ------

APPLICANT acknowledges the existence of its right to the issuance and service of notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of this administrative action, as provided for in TEX. INS. CODE ANN. art. 1.04 and TEX. GOV'T CODE ANN.
(S)(S)2001.051, 2001.052, 2001.145 and 2001.146, and by the signature of its duly authorize representative on this order, has expressly waived each and every such right and acknowledges the jurisdiction of the Commissioner of Insurance.

98-0212
COMMISSIONER'S ORDER
USAA LIFE INSURANCE COMPANY
PAGE 2 of 4

                               FINDINGS OF FACT
                               ----------------

Based upon the express consent of APPLICANT and the recommendation of the Texas Department of Insurance staff, the Commissioner of Insurance makes the following findings of fact:

1.   APPLICANT is a domestic stock life insurance company.

2. Action by the Board of Directors and Sole Shareholder of APPLICANT authorizing the proposed charter amendment as required and permitted by TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art.
     4.04 has been evidenced to the Commissioner of Insurance

3. As a result of the amendment to the Articles of Incorporation, the APPLICANT will increase the authorized shares of preferred stock from six hundred thousand (600,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share to one million two hundred thousand (1,200,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share. The common stock will remain at twenty five thousand (25,000) shares issued and outstanding.

4. The stated capital will remain at sixty two million five hundred thousand dollars ($62,500,000).

5. Upon approval of the charter amendment, six hundred twenty five thousand (625,000) shares of the capital stock representing at least fifty percent (50%) of the authorized capital stock will be issued and outstanding.

6. The proposed capital and surplus of APPLICANT is equal to or exceeds the minimum requirements of capital and surplus required by the Texas Insurance Code for a domestic stock life insurance company, and is the bona fide, unconditional, and unencumbered property of the company.

7. APPLICANT represents to the Commissioner of Insurance that its officers, directors and managing executives possess sufficient insurance experience, ability, and standing to render the continued success of the company probable.

8.   APPLICANT is acting in good faith.

98-0212
COMMISSIONER'S ORDER
USAA LIFE INSURANCE COMPANY
PAGE 3 of 4

                              CONCLUSIONS OF LAW
                              ------------------

Based upon the foregoing findings of fact, the Commissioner of Insurance makes the following conclusions of law:

1. The Commissioner of Insurance has authority and jurisdiction over this application under TEX. INS. CODE ANN. art. 3.05.

2. The Commissioner of Insurance has authority to dispose of this matter under TEX. GOV'T CODE ANN. (S)2001.056, TEX. INS. CODE ANN. art. 1.33(e), and 28 TEX. ADMIN. CODE (S)1.47.

3. APPLICANT and staff have knowingly and voluntarily waived all procedural requirements for the entry of this order, including, but not limited to, notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of the order as provided for in TEX. GOV'T CODE ANN. (S)(S)2001.05l, 2001.052, 2001.145 and
     2001.146, and TEX. INS. CODE ANN. art. 1.04.

4. Action by the Board of Directors and the Sole Shareholder of APPLICANT authorizing the proposed amendment as required and permitted by TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04 has been evidenced to the Commissioner of Insurance.

5. The proposed amendment to the Articles of Incorporation of APPLICANT is properly supported by the required documents.

IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the charter amendment of USAA LIFE INSURANCE COMPANY, San Antonio, Texas, increasing the authorized preferred stock from six hundred thousand (600,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share to one million two hundred thousand (1,200,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share, be, and the same is hereby, approved.

                                        ELTON BOMER
                                        COMMISSIONER OF INSURANCE

                                        BY:  /s/ Kathy A. Wilcox
                                             -------------------
                                             KATHY A. Wilcox
                                             Director
                                             Insurer Services
                                             Order 94-0580

98-0212
COMMISSIONER'S ORDER
USAA LIFE INSURANCE COMPANY
PAGE 4 of 4



Recommended by:



/s/ Lori Cottingham
-------------------
Lori Cottingham
Insurance Specialist
Insurer Services



Agreed to by:
USAA LIFE INSURANCE COMPANY



/s/ Edwin L. Rosane
-------------------

(printed name) EDWIN L. ROSANE
               ---------------

Title: President & CEO
       ---------------

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                 OF USAA LIFE INSURANCE COMPANY ("USAA LIFE")


Pursuant to the provisions of Article 3.05 of the Texas Insurance Code and
Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Amendment to its Articles of Incorporation.

                                   ARTICLE I

The name of the corporation is USAA Life Insurance Company.

                                  ARTICLE II

The following amendment to Article IV, Subsection B of the Articles of Incorporation was adopted by the shareholders of the corporation on June 10, 1997.

The Amendment is in addition to the original and amended Article IV of the Articles of Incorporation and the full text of the provision added is as follows:

     B. The aggregate number of shares of Preferred Stock which USAA Life Insurance Company has the authority to issue is one million two hundred thousand (1,200,000) shares of Preferred Stock with a par value of one hundred dollars ($100.00) per share. The preferred shares authorized by this Amendment to the Articles of Incorporation of USAA Life Insurance Company shall be issued from time to time in series of one hundred thousand (100,000) shares. Authority to issue additional series of such authorized Preferred Stock and the terms of such series shall be determined by the Board of Directors at its discretion.

                                  ARTICLE III

The number of common shares of the corporation issued and outstanding at the time of such adoption was twenty-five thousand (25,000); and the number of shares entitled to vote thereon was twenty-five thousand (25,000). The number of shares voted for such Amendment was twenty-five thousand (25,000); and the number of shares voted against such Amendment was NONE.

                                  ARTICLE IV

The holder of all the shares outstanding and entitled to vote on said Amendment has signed a consent in writing adopting said Amendment.

                                   ARTICLE V

The proposed Amendment to Article IV, Subsection B of the Articles of Incorporation and the additional authorized Preferred Stock will not increase the stated capital of USAA Life Insurance Company. The state capital will not change until the Board authorizes issuance of an additional series of Preferred Stock.


                                        USAA LIFE INSURANCE COMPANY

                                        By:  /s/ Edwin L. Rosane
                                             ------------------------
                                             Edwin L. Rosane
                                             President


                                        By:  /s/ R.T. Halinski, Jr.
                                             ------------------------
                                             R. T. Halinski, Jr.
                                             Assistant Secretary

STATE OF TEXAS           )
                         )
COUNTY OF BEXAR          )

Before me, a notary public, on this day personally appeared Edwin L. Rosane,
                                                            ---------------
known to me to be one of the person whose names are subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 10/th/ day of June, A.D., 1997.
                                            ------        ----        ----


                                        /s/ Barbara B. Charo
                                        ---------------------
                                        (Printed or Stamped)
NOTARY SEAL
                                        Notary Public, State of Texas
                                        My Commission expires:
                                        July 27, 1997
                                        -------------



STATE OF TEXAS           )
                         )
COUNTY OF BEXAR          )

Before me, a notary public, on this day personally appeared R. T. Halinski, Jr.,
                                                            --------------------
known to me to be one of the person whose names are subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 10/th/ day of June, A.D., 1997.
                                            ------        ----        ----


                                        Vickie Y. Gimblet
                                        -----------------
                                        (Printed or Stamped)
NOTARY SEAL
                                        Notary Public, State of Texas
                                        My Commission expires:
                                        02-25-, 2000
                                        ------------

No. 96-0920
    -------
                                OFFICIAL ORDER
                                    of the
                           COMMISSIONER OF INSURANCE
                                    of the
                                STATE OF TEXAS
                                 AUSTIN, TEXAS

                              Date:  AUG 19, 1996

Subject Considered:
                          USAA LIFE INSURANCE COMPANY
                              San Antonio, Texas
                               TDI No. 01-87930

          AMENDMENT AND RESTATEMENT TO THE ARTICLES OF INCORPORATION

                                 CONSENT ORDER
                             DOCKET NO. C-96-0626

General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, pursuant to TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04, the application of USAA LIFE INSURANCE COMPANY, San Antonio, Texas, hereinafter referred to as "APPLICANT", for approval of an Amendment and Restatement to its Articles of Incorporation increasing the authorized capital stock.

Staff for the Texas Department of Insurance and the duly authorized representative of APPLICANT, have consented to the entry of this order as evidenced by their signatures hereto and request the Commissioner of Insurance informally dispose of this matter pursuant to the provisions of TEX. INS. CODE ANN. art. 1.33(e), TEX. GOV'T CODE ANN. (S)2001.056, and 28 TEX. ADMIN. CODE
(S)1.47.

                                    WAIVER
                                    ------

APPLICANT acknowledges the existence of its right to the issuance and service of notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of this administrative action, as provided for in TEX. INS. CODE ANN. art. 1.04 and TEX. GOV'T CODE ANN.
(S)(S)2001.051, 2001.052, 2001.145 and 2001.146, and by the signature of its duly authorized representative on this order, has expressly waived each and every such right and acknowledges the jurisdiction of the Commissioner of Insurance.

96-0920
COMMISSIONER'S ORDER
USAA LIFE INSURANCE COMPANY
PAGE 2 of 4
                               FINDINGS OF FACT
                               ----------------

Based upon the express consent of APPLICANT and the recommendation of the Texas Department of Insurance staff, the Commissioner of Insurance makes the following findings of fact:

1.   APPLICANT is a domestic stock life insurance company.

2. Action by the Board of Directors and Shareholders of APPLICANT authorizing the proposed charter amendment and restatement as required and permitted by TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art.
     4.04 has been evidenced to the Commissioner of Insurance.

3. As a result of the Amendment and Restatement to the Articles of Incorporation, the APPLICANT will increase the authorized shares of capital stock from four hundred thousand (400,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share and twenty-five thousand (25,000) shares of common stock with a par value of one hundred dollars ($100.00) per share to six hundred thousand (600,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share and thirty thousand (30,000) shares of common stock with a par value of one hundred dollars ($100.00) per share.

4. The stated capital will be increased from forty-two million five hundred thousand dollars ($42,500,000) to sixty-two million five hundred thousand dollars ($62,500,000), divided into twenty-five thousand (25,000) shares of common stock with a par value of one hundred dollars ($100.00) per share and six hundred thousand (600,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share. The increase is the result of the issuance and sale of one hundred thousand (100,000) shares of preferred stock, Series E, and one hundred thousand (100,000) shares of preferred stock, Series F.

5. Upon approval of the charter amendment, six hundred twenty-five thousand (625,000) shares of the capital stock representing at least fifty percent (50%) of the authorized capital stock will be issued and outstanding.

6. The proposed capital and surplus of APPLICANT is equal to or exceeds the minimum requirements of capital and surplus required by the Texas Insurance Code for a domestic stock life insurance company, and is the bona fide, unconditional, and unencumbered property of the company.

7. APPLICANT represents to the Commissioner of Insurance that its officers, directors and managing executives possess sufficient insurance experience, ability, and standing to render the continued success of the company probable.

8.   APPLICANT is acting in good faith.

96-0920
COMMISSIONER'S ORDER
USAA LIFE INSURANCE COMPANY
PAGE 3 of 4

                              CONCLUSIONS OF LAW
                              ------------------

Based upon the foregoing findings of fact, the Commissioner of Insurance makes the following conclusions of law:

1. The Commissioner of Insurance has authority and jurisdiction over this application under TEX. INS. CODE ANN. art. 3.05.

2. The Commissioner of Insurance has authority to dispose of this matter under TEX. GOV'T CODE ANN. (S)2001.056, TEX. INS. CODE ANN. art. 1.33(e), and 28 TEX. ADMIN. CODE (S)1.47.

3. APPLICANT and staff have knowingly and voluntarily waived all procedural requirements for the entry of this order, including, but not limited to, notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of the order as provided for in TEX. GOV'T CODE ANN. (S)(S)2001.051, 2001.052, 2001.145 and
     2001.146, and TEX. INS. CODE ANN. art. 1.04.

4. Action by the Board of Directors and the Shareholders of APPLICANT authorizing the proposed amendment as required and permitted by TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04 has been evidenced to the Commissioner of Insurance.

5. The proposed amendment to the Articles of Incorporation of APPLICANT is properly supported by the required documents.

IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the charter amendment and restatement of USAA LIFE INSURANCE COMPANY, San Antonio, Texas, increasing the authorized capital stock from four hundred thousand (400,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share and twenty-five thousand (25,000) shares of common stock with a par value of one hundred dollars ($100.00) per share to six hundred thousand (600,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share and thirty thousand (30,000) shares of common stock with a par value of one hundred dollars ($100.00) per share, be, and the same is hereby, approved.

                                             ELTON BOMER
                                             COMMISSIONER OF INSURANCE

                                        BY:  /s/ Kathy A. Wilcox
                                             -------------------
                                             KATHY A. Wilcox
                                             Director
                                             Insurer Services
                                             Order 94-0580

98-0212
COMMISSIONER'S ORDER
USAA LIFE INSURANCE COMPANY
PAGE 4 of 4


Recommended by:



/s/ Cindy Thurman
-----------------
Cindy Thurman
Admissions Officer
Insurer Services

/s/ Lois S. Hanke
-----------------
Lois S. Hanke
Assistant Admissions Officer
Insurer Services



Agreed to by:
USAA LIFE INSURANCE COMPANY


/s/ Edwin L. Rosane
-------------------
Edwin L. Rosane
President

                                   RESTATED
                           ARTICLES OF INCORPORATION
                                      OF
                          USAA LIFE INSURANCE COMPANY


     We, the undersigned natural persons of the age of twenty-one years or more, all of whom are citizens of the State of Texas, do hereby associate ourselves for the purpose of forming a life, health and accident insurance company pursuant to Chapter 3 of the Insurance Code of Texas, 1951, as amended, and in furtherance of such purpose, do hereby restate the following Articles of
Incorporation:

                                  ARTICLE ONE

     The name of the corporation is USAA LIFE INSURANCE COMPANY.

                                  ARTICLE TWO

     The period of time for which the corporation is to exist shall be five hundred years.

                                 ARTICLE THREE

     The purpose for which the corporation is organized is to transact a life, health and accident insurance business as now or as hereafter permitted by law.

                                 ARTICLE FOUR

     A. The aggregate number of shares of Common Stock which the corporation shall have authority to issue is Thirty Thousand (30,000) with a par value of One Hundred Dollars ($100.00) each, amounting in the aggregate to Three Million Dollars ($3,000,000.00); of such aggregate amount not less than Twenty-five Thousand (25,000) shares with a par value of One Hundred Dollars ($100.00) each, amounting to Two Million Five Hundred Thousand Dollars ($2,500,000) have been subscribed and fully paid.

     B. The aggregate number of shares of Preferred Stock which USAA Life Insurance Company has the authority to issue is Six Hundred Thousand (600,000) shares of Preferred Stock with a par value of One Hundred Dollars ($100.00) per share. The Preferred Stock authorized by this section shall be issued in Series A through F, consisting of increments of One Hundred Thousand (100,000) shares. Authority to issue additional series of such authorized Preferred Stock and terms of such series shall be determined by the Board of Directors at its discretion.

                                 ARTICLE FIVE

     The location of the Home Office of the Company is San Antonio, Bexar County, Texas.

                                  ARTICLE SIX

     The number of directors shall be as specified in the bylaws of the corporation and such number may from time to time be increased or decreased in such manner as prescribed by the bylaws.

                                 ARTICLE SEVEN

     The names and addresses of the incorporators are:

     NAME                                    ADDRESS
     ----                                    -------

     Colonel Charles E. Cheever              4119 Broadway, San Antonio, Texas
     Colonel Carlton G. Schenken             4119 Broadway, San Antonio, Texas
     Colonel Amel T. Leonard                 4119 Broadway, San Antonio, Texas

                                 ARTICLE EIGHT

     The Company reserves the right to amend, alter or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter provided by law.

                                 ARTICLE NINE

     No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for any act or omission in the director's capacity as a director occurring from and after the deposit of the Articles of Amendment with and approval by the State Board of Insurance of the State of Texas, except on the following instances: (i) for any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) for any act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law; (iii) for any transaction from which the director received an improper benefit, whether or not the benefit resulted from action taken within the scope of the director's office; (iv) any act or omission for which the liability of a director is expressly provided for by statute; or (v) any act related to an unlawful stock repurchase or payment of a dividend.

                                  ARTICLE TEN

     The number of common shares of the corporation outstanding at the time of such Restatement was Twenty-five Thousand (25,000); and the number of shares entitled to vote thereon was Twenty-five Thousand (25,000).

                                ARTICLE ELEVEN

     The sole shareholder of all the Twenty-five Thousand (25,000) common shares outstanding and entitled to vote on said Restatement has signed a consent in writing adopting said Restatement.

                                ARTICLE TWELVE

     The manner in which such Restatement effects a change in the amount of stated capital and the amount of stated capital as changed by such Restatement, are as follows:

     The proposed Restatement to Article IV of the Articles of Incorporation and the subsequent issuance of Preferred Stock will increase the stated capital of USAA Life from Forty-two Million Five Hundred Thousand Dollars ($42,500,000.00) to Sixty-two Million Five Hundred Thousand Dollars ($62,500,000.00). The increase is the result of the issuance and proposed sale of One Hundred Thousand (100,000) shares of Preferred Stock, Series E and One Hundred Thousand (100,000) shares of Preferred Stock, Series F, One Hundred Dollars ($100.00) par value each. This represents One Hundred percent (100%) of the Two Hundred Thousand (200,000) shares authorized and issued for Preferred Stock, Series E and F of USAA Life.

Dated: June 21/st/, 1996                     USAA LIFE INSURANCE COMPANY
            ------

                                        By:  /s/ Edwin L. Rosane
                                             ----------------------------------
                                                  Edwin L. Rosane, President


                                        By:  /s/ Bradford W. Rich
                                             ----------------------------------
                                                  Bradford W. Rich, Secretary


STATE OF TEXAS      }
COUNTY OF BEXAR     }

     I, Vickie Y. Gimblet, a notary public, do hereby certify that on this
        -----------------
21/st/ day of June, 1996, personally appeared before me Edwin L. Rosane and
------        ----  ----                                ---------------
Bradford W. Rich who each being by me first duly sworn, severally declared that
----------------
they are the persons who signed the foregoing document as incorporators, and that the statements contained therein are true and correct.


                                        Vickie Y. Gimblet
                                        -----------------
                                        Notary Public, Bexar County, Texas
{Notary Seal}                           My commission expires: 02-25-97
                                                               --------

No. 94-1306
    -------

                                OFFICIAL ORDER
                                    of the
                           COMMISSIONER OF INSURANCE
                                    of the
                                STATE OF TEXAS
                                 AUSTIN, TEXAS

                              Date:  DEC 06, 1994

Subject Considered:
                          USAA LIFE INSURANCE COMPANY
                              San Antonio, Texas

                  AMENDMENT TO THE ARTICLES OF INCORPORATION

                                 CONSENT ORDER
                              DOCKET NO. C-94-556

General remarks and official action taken:


On this day came on for consideration by the Commissioner of Insurance, pursuant to TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04, the application of USAA LIFE INSURANCE COMPANY, San Antonio, Texas, hereinafter referred to as APPLICANT, for approval of an amendment to its articles of incorporation increasing the authorized capital stock.

Staff for the Texas Department of Insurance and the duly authorized representative of the APPLICANT, have consented to the entry of this order as evidenced by their signatures hereto and request the Commissioner of Insurance informally dispose of this matter pursuant to the provisions of TEX. INS. CODE ANN. art. 1.33(e), TEX. GOV'T CODE ANN. (S)2001.056, and 28 TEX. ADMIN. CODE
(S)1.47.

                                    WAIVER
                                    ------

APPLICANT acknowledges the existence of its right to the issuance and service of notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of this administrative action, as provided for in TEX. INS. CODE ANN. art. 1.04 and TEX. GOV'T CODE ANN.
(S)(S)2001.051, 2001.052, 2001.145 and 2001.146, and by the signature of its duly authorized representative on this order, has expressly waived each and every such right and acknowledges the jurisdiction of the Commissioner of Insurance.

94-1306
COMMISSIONER'S ORDER
USAA LIFE INSURANCE COMPANY
PAGE 2 of 4


                               FINDINGS OF FACT
                               ----------------

Based upon the express consent of APPLICANT and the recommendation of the Texas Department of Insurance staff, the Commissioner of Insurance makes the following findings of fact:

1.   APPLICANT is a domestic stock life insurance company.

2. Action by the Board of Directors and Shareholders of APPLICANT authorizing the proposed charter amendment as required and permitted by TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04 has been evidenced to the Commissioner of Insurance.

3. As a result of the amendment to the Articles of Incorporation, the APPLICANT will increase the authorized shares of capital stock from two hundred thousand (200,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share and twenty-five thousand (25,000) shares of common stock with a par value of one hundred dollars ($100.00) per share to four hundred (400,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share and twenty-five thousand (25,000) shares of common stock with a par value of one hundred dollars ($100.00) per share.

4. The stated capital will be increased from twenty-two million five hundred thousand dollars ($22,500,000) to forty-two million five hundred thousand dollars ($42,500,000), divided into twenty-five thousand (25,000) shares of common stock with a par value of one hundred dollars ($100.00) per share and four hundred thousand (400,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share. The increase is the result of the issuance and sale of one hundred thousand (100,000) shares of preferred stock, Series C, and one hundred thousand (100,000) shares of preferred stock, Series D.

5. Upon approval of the charter amendment, four hundred twenty-five thousand (425,000) shares of the capital stock representing one hundred percent (100%) of the authorized capital stock will be issued and outstanding.

94-1306
COMMISSIONER'S ORDER
USAA LIFE INSURANCE COMPANY
PAGE 3 of 4


6. The proposed capital and surplus of APPLICANT is equal to or exceeds the minimum requirements of capital and surplus required by the Texas Insurance Code for a domestic stock life insurance company, and is the bona fide, unconditional, and unencumbered property of the company.

7. APPLICANT represents to the Commissioner of Insurance that its officers, directors and managing executives possess sufficient insurance experience, ability, and standing to render the continued success of the company probable.

8.   APPLICANT is acting in good faith.


                              CONCLUSIONS OF LAW
                              ------------------

Based upon the foregoing findings of fact, the Commissioner of Insurance makes the following conclusions of law:

1. The Commissioner of Insurance has authority and jurisdiction over this application under TEX. INS. CODE ANN. art. 3.05.

2. The Commissioner of Insurance has authority to dispose of this matter under TEX. GOV'T CODE ANN. (S)2001.056, TEX. INS. CODE ANN. art. 1.33(e), and 28 TEX. ADMIN. CODE (S)1.47.

3. APPLICANT and staff have knowingly and voluntarily waived all procedural requirements for the entry of this order, including, but not limited to, notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of the order as provided for in TEX. GOV'T CODE ANN. (S)(S)2001.051, 2001.052, 2001.145 and
     2001.146, and TEX. INS. CODE ANN. art. 1.04.

4. Action by the Board of Directors and the Shareholders of APPLICANT authorizing the proposed amendment as required and permitted by TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04 has been evidenced to the Commissioner of Insurance.

5. The proposed amendment to the Articles of Incorporation of APPLICANT is properly supported by the required documents.

94-1306
COMMISSIONER'S ORDER
USAA LIFE INSURANCE COMPANY
PAGE 4 of 4


IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the charter amendment of USAA LIFE INSURANCE COMPANY, San Antonio, Texas, increasing the authorized capital stock from two hundred twenty-five thousand (225,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share to four hundred twenty-five thousand (425,000) shares of stock with a par value of one hundred dollars ($100.00) per share, be, and the same is hereby, approved.

                                             J. ROBERT HUNTER
                                             COMMISSIONER OF INSURANCE

                                        BY:  /s/ Jose Montemajor
                                             -------------------
                                             Jose Montemajor
                                             Director
                                             Insurer Services
                                             Order 94-0580


Recommended by:



/s/ Lois S. Hanke
-----------------
Lois S. Hanke
Admissions Officer
Insurer Services



Agreed to by:
USAA LIFE INSURANCE COMPANY


/s/ Edwin L. Rosane
-------------------
Edwin L. Rosane
President

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                 OF USAA LIFE INSURANCE COMPANY ("USAA LIFE")


Pursuant to the provisions of Article 3.05 of the Texas Insurance Code and
Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Amendment to its Articles of Incorporation.

                                   ARTICLE I

The name of the corporation is USAA Life Insurance Company.

                                  ARTICLE II

The following amendment to Article IV of the Articles of Incorporation was adopted by the shareholders of the corporation on November 10, 1994.
                                                           --

The Amendment is in addition to the original and amended Article IV of the Articles of Incorporation and the full text of the provision added is as follows:

     The aggregate number of shares of preferred stock which USAA Life Insurance Company has the authority to issue is four hundred thousand (400,000) shares of preferred stock with a par value of one hundred dollars ($100.00) per share. The preferred shares authorized by this Amendment to the Articles of Incorporation shall be issued from time to time in series. Authority to issue additional series of such authorized preferred stock and the terms of such series shall be determined by the Board of Directors at its discretion.

                                  ARTICLE III

The number of common shares of the corporation issued and outstanding at the time of such adoption was twenty-five thousand (25,000); and the number of shares entitled to vote thereon was twenty-five thousand (25,000). The number of shares voted for such Amendment was twenty-five thousand (25,000); and the number of shares voted against such Amendment was NONE.

                                  ARTICLE IV

The holder of all the shares outstanding and entitled to vote on said Amendment has signed a consent in writing adopting said Amendment.

                                   ARTICLE V

The proposed Amendment to Article IV of the Articles of Incorporation and the subsequent issuance of Preferred Stock will increase the stated capital of USAA Life Insurance Company from twenty-two million and five hundred thousand ($22,500,000.00) dollars to forty-two million and five hundred thousand ($42,500.000.00) dollars. The increase is the result of the issuance and proposed sale of one hundred thousand (100,000) shares of Preferred Stock, Series C, one hundred ($100.00) dollars par value and one hundred thousand (100,000) shares of Preferred Stock, Series D, one hundred ($100.00) par value.


                                        USAA LIFE INSURANCE COMPANY

                                        By:  /s/ Edwin L. Rosane
                                             --------------------------
                                             Edwin L. Rosane
                                             President


                                        By:  /s/ R.T. Halinski, Jr.
                                             --------------------------
                                             R. T. Halinski, Jr.
                                             Assistant Secretary

STATE OF TEXAS      }
                    }
COUNTY OF BEXAR     }

Before me, a notary public, on this day personally appeared Edwin L. Rosane,
                                                            ---------------
known to me to be one of the persons whose names are subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 10/th/ day of November, A.D., 1994.
                                            ------        --------        ----

                                        Vickie Y. Gimblet
                                        -----------------
                                        (Printed or Stamped)
                                        Notary Public, State of Texas
(NOTARY SEAL)                           My Commission expires:

                                        February 25, 1997.
                                        -----------